Statement of Additional Information Supplement                     216805 07/04

dated July 27, 2004 to:
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PUTNAM EUROPE EQUITY FUND
PUTNAM INTERNATIONAL EQUITY FUND (each a "fund")
Statement of Additional Information dated October 30, 2003

Effective July 27, 2004, the following is added to the section entitled "Management" in the funds' Statement of Additional Information:

The sub-manager

Putnam Investments Limited ("PIL"), a wholly-owned subsidiary of The Putnam Advisory Company, LLC and an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund. PIL serves as sub-manager pursuant to the terms of a sub-management agreement between it and Putnam Management.

Under the terms of the sub-management contract, PIL at its own expense furnishes continuously an investment program for that portion of the fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of each fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL.